UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 25, 2011
CADUCEUS SOFTWARE SYSTEMS CORP.
(Exact name of registrant as specified in its charter)
Nevada	333-144509	98-0534794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
42a High Street, Sutton Coldfield, West Midlands, UK		B72 1UJ
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(44) 0121-695-9585
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On October 25, 2011, Caduceus Software Systems Corp., (the “Company”) formally informed Seale & Beers, CPA’s, LLC of their dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of Seale & Beers, CPA’s, LLC on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended March 31, 2011 and 2010, and through October 25, 2011, there have been no disagreements with Seale & Beers, CPA’s, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Seale & Beers, CPA’s, LLC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that Seale & Beers, CPA’s, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by Seale & Beers, CPA’s, LLC is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(1)

On October 25, 2011 the Company engaged PLS CPA, A Professional Corp. as its new independent registered public accounting firm.  During the two most recent fiscal years and through October 25, 2011, the Company had not consulted with PLS CPA, A Professional Corp. regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that PLS CPA, A Professional Corp. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from Seale & Beers, CPA’s, LLC to the SEC (incorporated by reference from the Current Report on Form 8-K filed on October 26, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADUCEUS SOFTWARE SYSTEMS CORP.

/s/ Derrick Gidden

Derrick Gidden
President and Director

Date: November 1, 2011